Interest Income, net (Tables)	12 Months Ended
Dec. 31, 2020
Interest Income, net
Schedule of interest income, net

	For the Year Ended December 31,
	2018	2019	2020
	RMB	RMB	RMB

	(in thousands)
Interest income	172,681	437,869	383,116
Interest expense	(43,517)	(181,099)	(188,364)
Bank charges	(7,767)	(26,416)	(30,963)
Others	(23)	(15)	(189)
Total	121,374	230,339	163,600